UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Wells Fargo Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

August 31, 2019

Wells Fargo

Utilities and High Income Fund (ERH)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-730-6001.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-730-6001. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of August 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utilities and High Income Fund for the 12-month period that ended August 31, 2019. After the first half of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally saw markets recover during the second half amid intensifying market volatility, global economic growth concerns, international trade staredowns, and simmering geopolitical tensions.

Overall, fixed-income investors enjoyed a distinct advantage over stock investors. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 2.92% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 3.27%. The MSCI EM Index (Net)3 slipped 4.36%. Among fixed income investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 10.17%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 5.71%, the Bloomberg Barclays Municipal Bond Index6 gained 8.72%, and the ICE BofAML U.S. High Yield Index7 added 6.58%.

Entering the fourth quarter of 2018, economic data was encouraging.

Entering the fourth quarter of 2018, there were reasons for investors to be optimistic. The U.S. Bureau of Economic Analysis reported U.S. gross domestic product (GDP) grew 4.2% on an annualized basis during the second quarter. Hiring improved. Unemployment declined. Consumer spending gained. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada advanced. In September 2018, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in an indication of its confidence that U.S. economic growth was sustainable.

International markets presented numerous challenges. U.S.-China trade tensions increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor in a number of disconcerting economic and business data points: lower July manufacturing and industrial orders in Germany; declining purchasing managers’ index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns that global economic growth was slowing.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utilities and High Income Fund

Letter to shareholders (unaudited)

Investors had to digest unsettling events during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, which presaged partisan clashes. A partial U.S. government shutdown driven by partisan policy disputes extended into January 2019. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled. The value of the renminbi declined even as the People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes in efforts to spur economic activity.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50% even as observers expressed concerns that higher rates could slow the economy.

The market climbs a wall of worry.

Investment returns appeared to reaffirm the adage that markets climb a wall of worry as 2019 opened. Following its December decline, the S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecast the slowest growth for 2019 since the financial crisis. China and the U.S. continued to wrangle over trade issues. By the end of the first quarter of 2019, more accommodative Fed sentiment and steady, if not spectacular, U.S. economic and business metrics encouraged domestic investors.

Early second-quarter 2019 enthusiasm among investors faded.

During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%. During May, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit contretemps caused Prime Minister Theresa May to resign. Boris Johnson succeeded her only to exacerbate uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

During the third quarter of 2019, investors regrouped. Just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi said that if the outlook doesn’t improve, the bank would cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Major U.S. stock market

“In February 2019, signs of slowing global growth grew more ominous.”

“During the third quarter of 2019, investors regrouped.”

Wells Fargo Utilities and High Income Fund  |  3

Letter to shareholders (unaudited)

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

indices closed July 2019 with the worst weekly results of the year. Bond prices gained as Treasury yields fell to levels not seen since November 2016 and the yield curve inverted at multiple points along the 30-year arc.

In a microcosm, August 2019 encapsulated many of the unnerving events that plagued investors during the prior 11 months. The U.S.-China trade relationship swung from discouraging to hopeful and back again with no evident compromise on the horizon. Evidence of a continued global economic slowdown continued to mount as central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to the uncertain environment, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protesters sustained their calls for reform throughout the month, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Utilities and High Income Fund

Letter to shareholders (unaudited)

Notice to Shareholders

∎

At a meeting held on August 13-14, 2019, the Board of Trustees of the Fund approved a change in subadviser for the Fund’s equity sleeve from Crow Point Partners, LLC (“Crow Point”) to Wells Capital Management Incorporated (“WellsCap”). WellsCap already served as subadviser for the Fund’s high yield debt sleeve, and will continue to do so. The change is effective October 15, 2019.

In connection with the change in subadviser, the investment strategy for the equity sleeve will be modified as follows:

-	removal of parameters regarding the number of utilities companies in which the Fund normally invests, and will no longer emphasize investments in telecommunications companies;

-	strategy will no longer allow for a focus on convertible debentures; and

-	the Fund will no longer make significant use of a dividend capture strategy to generate income in the portfolio

In connection with the change, the Board also approved a reduction of the Fund’s advisory fee rate, from 0.60% to 0.50% of the Fund’s average daily total assets, effective with changes.

In addition, the Board approved the commencement of a managed distribution plan, effective beginning with the monthly distribution declared in September 2019 and expected to be paid in November 2019. The plan provides for the declaration of monthly distributions to common shareholders of the Fund at an annual minimum fixed rate of 7.5%, based on the Fund’s average monthly net asset value (NAV) per share over the prior 12 months. Under the plan, monthly distributions may be sourced from income, paid-in capital and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level. The Fund expects that distributions under the plan will exceed investment income and capital gains and thus expects that such distributions likely will include return of capital for the foreseeable future. You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the managed distribution plan.

The amount distributed per share is subject to change at the discretion of the Fund’s Board of Trustees. The plan will be subject to periodic review by the Board to determine whether the plan should be continued, modified, or terminated. The Board may amend the terms of the plan or suspend or terminate the plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the plan could have an adverse effect on the market price of the Fund’s shares. With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Shareholders may elect to reinvest distributions received pursuant to the managed distribution plan in the Fund under the existing dividend reinvestment plan, which is described later in this report.

∎

On November 9, 2018, the Fund announced an extension of its open-market share repurchase program (the “Buyback Program”). Under the extended Buyback Program, the Fund may repurchase up to 10% of its outstanding shares during the period in open market transactions beginning on January 1, 2019 and ending on December 31, 2019. The Fund’s Board of Trustees has delegated to Wells Fargo Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

Wells Fargo Utilities and High Income Fund  |  5

Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Strategy summary†

The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies (water, gas and electric companies), and approximately 30% of its total assets to a sleeve of U.S. dollar denominated non-investment-grade (high yield) debt.

Adviser

Wells Fargo Funds Management, LLC

Subadviser††

Wells Capital Management Incorporated

Portfolio managers

Kent Newcomb, CFA®‡#

Niklas Nordenfelt, CFA®‡

Jack Spudich, CFA®‡#

Phillip Susser

Average annual total returns (%) as of August 31, 20191

	1 year	5 year	10 year

Based on market value	10.70	7.73	8.33

Based on net asset value (NAV) per share	11.79	6.03	9.25

ERH Blended Index[2]	16.69	9.66	11.12

ICE BofAML U.S. High Yield Index[3]	6.58	4.85	8.44

ICE BofAML U.S. High Yield Constrained Index[4]	6.58	4.85	8.43

S&P 500 Utilities Sector Index[5]	21.18	11.53	12.19

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s expense ratio for the year ended August 31, 2019, was 1.63% which includes 0.59% of interest expense.

Comparison of NAV vs. market value[6]

The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. High-yield, lower-rated bonds may contain more risk due to the increased possibility of default. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. Small- and mid-cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared with their large-cap counterparts. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track. There are numerous risks associated with transactions in options on securities. Illiquid securities may be subject to wide fluctuations in market value and may be difficult to sell. This closed-end fund is no longer available as an initial public offering and is only offered through broker-dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Please see footnotes on page 9.

6  |  Wells Fargo Utilities and High Income Fund

Performance highlights (unaudited)

MANAGERS’ DISCUSSION††

Overview

The Fund’s return based on market value was 10.70% for the 12-month period that ended August 31, 2019. During the same period, the Fund’s return based on net asset value (NAV) was 11.79%. Based on its NAV return, the Fund underperformed the ERH Blended Index, which returned 16.69%.

Stock and bond markets moved higher during the period as the U.S. economy cooled.

In the year that ended August 31, 2019, both the U.S. economy and U.S. stock and bond markets were strong. European economic growth was anemic, and European stocks generally lagged their U.S. peers. In addition, the U.S. dollar was strong versus most foreign currencies.

Ten largest holdings (%) as of August 31, 2019[7]

Alliant Energy Corporation	6.44

Enel SpA	5.44

PNM Resources Incorporated	5.11

Avista Corporation	4.89

CenterPoint Energy Incorporated	4.62

IDACORP Incorporated	4.58

DTE Energy Company	4.33

Entergy Corporation	4.24

American Electric Power Company Incorporated	4.18

Chunghwa Telecom Company Limited ADR	4.11

Detractors from performance

Significant performance detractors within the Fund’s equity investment sleeve relative to the S&P 500 Utilities Sector Index included holdings of cash and preferred stocks plus positions in Atresmedia Corporación de Medios de Comunicación, S.A.; Chunghwa Telecom Company, Limited; Shenandoah Telecommunications Company; and CenterPoint Energy, Incorporated. An underweight to The Southern Company* and lack of exposure to NextEra Energy, Incorporated, also pressured performance.

Within the high-yield sleeve of the Fund, credit selection in the higher-quality segment contributed to underperformance over the period ended August 2019. The Fund’s underweight to and selection within wireless, cable, and satellite and selection within oil-field services and health care were the main detractors. An underweight to maturities over the seven-year bucket was also a detractor from performance.

Credit quality as of August 31, 2019[8]

Sector distribution as of August 31, 2019[9]

Please see footnotes on page 9.

Wells Fargo Utilities and High Income Fund  |  7

Performance highlights (unaudited)

Country allocation as of August 31, 2019[9]

Contributors to performance

Within the Fund’s equity investment portfolio sleeve, contributors to performance included Enel SpA; PNM Resources, Incorporated; FirstEnergy Corporation, and Terna S.p.A. Lack of exposure to PG&E Corporation also benefited returns.

Within the Fund’s high-yield bond portfolio sleeve, industry allocation contributed modestly over the trailing 12-month period ended August 31, 2019. An underweight to independent oil and gas services, an underweight to and positive selection within pharmaceuticals, and an overweight to and positive selection among retailers were the largest contributors. Ratings allocation benefited predominately from an underweight to lower-quality CCC-rated credits.

Changes to the Fund’s equity portfolio sleeve were implemented during the period.

We initiated positions in Avista Corporation; Enagas SA; ENGIE S.A.; Alliant Energy Corporation; Shenandoah Telecommunications; and South Jersey Industries, Incorporated. We increased holdings of CenterPoint Energy and Entergy Corporation. Holdings of Chunghwa Telecom, FirstEnergy, and Terna were reduced. We sold holdings of Atresmedia Corporación de Medios de Comunicación, Exelon Corporation, Hera S.p.A., Public Service Enterprise Group Incorporated, and selected preferred stock holdings.

Caution due to valuations, trade concerns, and interest rates remains as the Fund embarks on a new year.

U.S. utility stocks, in general, currently are trading at all-time highs, and valuations are generous to say the least. If interest rates rise, which, as of period end, doesn’t appear likely anytime soon, measures associated with the financial health of companies are vulnerable to deterioration.

We believe economic fundamentals are on solid footing, with a healthy consumer offsetting lower business investment in the economy. This may be due to the strong employment market giving consumers confidence to increase their spending while uncertainty over trade and tariffs have delayed business investment. Absent an unexpected development, we believe these conditions could continue and are a solid backdrop for high-yield bond performance in the coming year, subject to new developments with trade and interest rate policy.

To that end, we think the market could continue to focus on U.S.-China trade and the U.S. Federal Reserve (Fed) activity. As such, the outlook is unusually dependent on White House and Fed policies. If one takes the view that the current U.S. administration is committed to seeing fundamental changes to trade relations between the U.S. and China, then risk assets are likely on a long and challenging road, as we think China may be reluctant to make such changes. On the other hand, to the extent one views more limited changes to the trading relationship between the U.S. and China to be acceptable to the current U.S. administration, we believe there is significant room for a deal to be reached. Such a deal could likely result in a positive reaction to risk assets, with the caveat that the damage being done to business confidence hasn’t pushed the economy to a recession by the time such a deal is reached. While it is unclear how much of a stimulative effect a rate cut will have on the real economy, the market and risk assets are expecting several cuts over the next year. To the extent the Fed is more aggressive than market expectations, assets and high yield may rally further, and to the extent that the Fed is less accommodative, then markets may falter. Given the uncertainty over trade policy, we tend to think that the Fed could follow market expectations rather than drive them and will not cause a sell-off in risk assets on its own.

Please see footnotes on page 9.

8  |  Wells Fargo Utilities and High Income Fund

Performance highlights (unaudited)

†	Strategy changed and is effective as of October 15, 2019.

††

Crow Point Partners, LLC served as the subadviser to the equity sleeve of the Fund for the year ended August 31, 2019. Effective October 15, 2019, Wells Capital Management Incorporated became the sole subadviser.

*	This security was no longer held at the end of the reporting period.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

#	Mr. Newcomb and Mr. Spudich became portfolio managers of the Fund on October 15, 2019.

[1]

Total returns based on market value are calculated assuming a purchase of common stock on the first day and sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]

Source: Wells Fargo Funds Management LLC. The ERH Blended Index is weighted 70% in S&P 500 Utilities Sector Index and 30% in the ICE BofAML U.S. High Yield Constrained Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA Merrill Lynch U.S. High Yield Index with the ICE BofAML U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. You cannot invest directly in an index.

[3]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[4]

The ICE BofAML U.S. High Yield Constrained Index is a market-value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3 but are not in default. The ICE BofAML U.S. High Yield Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[5]

The S&P 500 Utilities Sector Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[6]

This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common stock. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the Fund’s portfolio with the ratings depicted in the chart are calculated based on the total market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax- exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These percentages are subject to change and may have changed since the date specified.

Wells Fargo Utilities and High Income Fund  |  9

Portfolio of investments—August 31, 2019

			Shares	Value
Common Stocks: 76.23%

Communication Services: 7.46%

Diversified Telecommunication Services: 4.11%

Chunghwa Telecom Company Limited ADR			142,748	$4,924,773

Telia Company AB			100	438

				4,925,211

Wireless Telecommunication Services: 3.35%

Shenandoah Telecommunications Company			127,343	4,016,398

Energy: 1.82%

Oil, Gas & Consumable Fuels: 1.82%

Enagás SA			100,000	2,182,163

Utilities: 66.95%

Electric Utilities: 47.18%

Alliant Energy Corporation			147,185	7,719,853

American Electric Power Company Incorporated			55,000	5,013,250

Duke Energy Corporation			50,000	4,637,000

Enel SpA			900,000	6,522,420

Entergy Corporation			45,000	5,077,800

Evergy Incorporated			59,810	3,887,650

FirstEnergy Corporation			100,000	4,600,000

IDACORP Incorporated			50,000	5,490,500

PNM Resources Incorporated			120,000	6,121,200

Spark Energy Incorporated Class A			424,138	4,012,345

Terna SpA			550,000	3,451,565

				56,533,583

Gas Utilities: 2.25%

Chesapeake Utilities Corporation			300	28,374

South Jersey Industries Incorporated			82,250	2,659,965

				2,688,339

Multi-Utilities: 17.52%

Avista Corporation			125,000	5,862,500

CenterPoint Energy Incorporated			200,000	5,538,000

DTE Energy Company			40,000	5,186,400

ENGIE SA			10,000	151,944

MDU Resources Group Incorporated			200	5,378

Sempra Energy			30,000	4,248,900

				20,993,122

Total Common Stocks (Cost $77,728,009)				91,338,816

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 31.13%

Communication Services: 4.74%

Diversified Telecommunication Services: 0.31%

Level 3 Financing Incorporated	5.13%	5-1-2023	$75,000	76,222

Level 3 Financing Incorporated	5.38	8-15-2022	125,000	125,469

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)

Level 3 Financing Incorporated	5.38%	1-15-2024	$50,000	$50,875

Level 3 Financing Incorporated	5.63	2-1-2023	90,000	91,549

Level 3 Financing Incorporated	6.13	1-15-2021	30,000	30,150

				374,265

Entertainment: 0.15%

Live Nation Entertainment Incorporated 144A	4.88	11-1-2024	100,000	103,625

Live Nation Entertainment Incorporated 144A	5.38	6-15-2022	50,000	50,750

Live Nation Entertainment Incorporated 144A	5.63	3-15-2026	25,000	26,656

				181,031

Media: 3.66%

CCO Holdings LLC 144A	5.00	2-1-2028	25,000	26,250

CCO Holdings LLC	5.13	2-15-2023	125,000	127,031

CCO Holdings LLC 144A	5.13	5-1-2023	135,000	138,105

CCO Holdings LLC 144A	5.13	5-1-2027	50,000	52,875

CCO Holdings LLC	5.25	9-30-2022	90,000	90,900

CCO Holdings LLC 144A	5.38	5-1-2025	300,000	311,625

CCO Holdings LLC 144A	5.50	5-1-2026	5,000	5,269

CCO Holdings LLC	5.75	9-1-2023	50,000	50,980

CCO Holdings LLC 144A	5.75	2-15-2026	300,000	317,625

CCO Holdings LLC 144A	5.88	4-1-2024	125,000	130,156

CSC Holdings LLC 144A	5.38	7-15-2023	200,000	205,552

CSC Holdings LLC 144A	5.50	5-15-2026	200,000	211,500

CSC Holdings LLC 144A	7.50	4-1-2028	200,000	225,000

CSC Holdings LLC 144A	7.75	7-15-2025	100,000	107,375

Diamond Sports Group LLC 144A	5.38	8-15-2026	25,000	26,250

Diamond Sports Group LLC 144A	6.63	8-15-2027	25,000	26,188

DISH Network Corporation	3.38	8-15-2026	125,000	115,032

Gray Television Incorporated 144A	5.13	10-15-2024	100,000	103,250

Gray Television Incorporated 144A	5.88	7-15-2026	350,000	365,750

Gray Television Incorporated 144A	7.00	5-15-2027	100,000	109,345

Lamar Media Corporation	5.38	1-15-2024	50,000	51,375

National CineMedia LLC	6.00	4-15-2022	300,000	302,625

Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	25,000	25,438

Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	150,000	151,875

Nexstar Escrow Incorporated 144A	5.63	7-15-2027	50,000	52,125

Nielsen Finance LLC 144A	5.00	4-15-2022	300,000	301,500

Outfront Media Capital Corporation	5.63	2-15-2024	54,000	55,620

Outfront Media Capital Corporation	5.88	3-15-2025	100,000	103,375

Salem Media Group Incorporated 144A	6.75	6-1-2024	300,000	262,125

Scripps Escrow Incorporated 144A	5.88	7-15-2027	25,000	25,219

The E.W. Scripps Company 144A	5.13	5-15-2025	300,000	302,250

				4,379,585

Wireless Telecommunication Services: 0.62%

Sprint Capital Corporation	8.75	3-15-2032	125,000	156,560

T-Mobile USA Incorporated	4.00	4-15-2022	50,000	51,469

T-Mobile USA Incorporated	4.75	2-1-2028	25,000	26,312

T-Mobile USA Incorporated	5.13	4-15-2025	25,000	26,046

T-Mobile USA Incorporated	5.38	4-15-2027	175,000	189,329

T-Mobile USA Incorporated	6.00	3-1-2023	25,000	25,438

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  11

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Wireless Telecommunication Services (continued)

T-Mobile USA Incorporated	6.38%	3-1-2025	$145,000	$150,148

T-Mobile USA Incorporated	6.50	1-15-2024	5,000	5,211

T-Mobile USA Incorporated	6.50	1-15-2026	100,000	107,500

				738,013

Consumer Discretionary: 4.67%

Auto Components: 0.75%

Allison Transmission Incorporated 144A	4.75	10-1-2027	75,000	76,875

Allison Transmission Incorporated 144A	5.00	10-1-2024	425,000	437,261

Allison Transmission Incorporated 144A	5.88	6-1-2029	50,000	53,625

Cooper Tire & Rubber Company	7.63	3-15-2027	257,000	287,840

Cooper Tire & Rubber Company	8.00	12-15-2019	15,000	15,188

Panther BF Aggregator 2 LP 144A	6.25	5-15-2026	25,000	25,938

				896,727

Distributors: 0.56%

IAA Spinco Incorporated 144A	5.50	6-15-2027	325,000	346,125

LKQ Corporation	4.75	5-15-2023	325,000	329,469

				675,594

Diversified Consumer Services: 0.59%

Carriage Services Incorporated 144A	6.63	6-1-2026	50,000	51,125

Service Corporation International	4.63	12-15-2027	50,000	52,125

Service Corporation International	7.50	4-1-2027	425,000	510,000

Service Corporation International	8.00	11-15-2021	85,000	93,713

				706,963

Hotels, Restaurants & Leisure: 0.87%

CCM Merger Incorporated 144A	6.00	3-15-2022	425,000	435,625

Hilton Domestic Operating Company Incorporated 144A	4.88	1-15-2030	200,000	214,000

Hilton Domestic Operating Company Incorporated	5.13	5-1-2026	50,000	52,775

KFC Holding Company 144A	5.00	6-1-2024	100,000	103,375

Wyndham Hotels & Resorts Company 144A	5.38	4-15-2026	225,000	235,688

				1,041,463

Specialty Retail: 1.55%

Asbury Automotive Group Incorporated	6.00	12-15-2024	350,000	361,813

Group 1 Automotive Incorporated	5.00	6-1-2022	125,000	126,250

Group 1 Automotive Incorporated 144A	5.25	12-15-2023	170,000	174,250

Lithia Motors Incorporated 144A	5.25	8-1-2025	350,000	362,250

Penske Auto Group Incorporated	3.75	8-15-2020	50,000	50,125

Penske Auto Group Incorporated	5.38	12-1-2024	300,000	309,375

Penske Auto Group Incorporated	5.75	10-1-2022	125,000	126,638

Sonic Automotive Incorporated	5.00	5-15-2023	145,000	146,088

Sonic Automotive Incorporated	6.13	3-15-2027	200,000	201,000

				1,857,789

Textiles, Apparel & Luxury Goods: 0.35%

Levi Strauss & Company	5.00	5-1-2025	100,000	104,000

The William Carter Company 144A	5.63	3-15-2027	125,000	133,123

Wolverine World Wide Incorporated 144A	5.00	9-1-2026	185,000	185,000

				422,123

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 0.44%

Beverages: 0.05%

Cott Beverages Incorporated 144A	5.50%	4-1-2025	$50,000	$52,127

Food Products: 0.32%

B&G Foods Incorporated	4.63	6-1-2021	30,000	30,098

Darling Ingredients Incorporated 144A	5.25	4-15-2027	75,000	79,875

Pilgrim’s Pride Corporation 144A	5.75	3-15-2025	110,000	114,400

Pilgrim’s Pride Corporation 144A	5.88	9-30-2027	25,000	26,938

Prestige Brands Incorporated 144A	6.38	3-1-2024	100,000	104,750

US Foods Incorporated 144A	5.88	6-15-2024	30,000	31,012

				387,073

Household Products: 0.07%

Central Garden & Pet Company	5.13	2-1-2028	25,000	25,125

Central Garden & Pet Company	6.13	11-15-2023	20,000	20,750

Spectrum Brands Incorporated	5.75	7-15-2025	25,000	26,000

Spectrum Brands Incorporated	6.63	11-15-2022	12,000	12,210

				84,085

Energy: 6.36%

Energy Equipment & Services: 1.62%

Bristow Group Incorporated †	6.25	10-15-2022	450,000	63,000

Diamond Offshore Drilling Incorporated	4.88	11-1-2043	150,000	85,500

Era Group Incorporated	7.75	12-15-2022	215,000	214,194

Hilcorp Energy Company 144A	5.00	12-1-2024	150,000	138,375

Hilcorp Energy Company 144A	5.75	10-1-2025	225,000	209,813

Hilcorp Energy Company 144A	6.25	11-1-2028	75,000	69,000

NGPL PipeCo LLC 144A	4.38	8-15-2022	50,000	51,500

NGPL PipeCo LLC 144A	4.88	8-15-2027	50,000	53,079

NGPL PipeCo LLC 144A	7.77	12-15-2037	525,000	684,485

Oceaneering International Incorporated	6.00	2-1-2028	225,000	216,563

USA Compression Partners LP	6.88	4-1-2026	150,000	153,750

				1,939,259

Oil, Gas & Consumable Fuels: 4.74%

Andeavor Logistics LP	5.25	1-15-2025	50,000	52,577

Antero Midstream Partners LP 144A	5.75	1-15-2028	100,000	90,750

Archrock Partners LP	6.00	10-1-2022	75,000	76,196

Archrock Partners LP 144A	6.88	4-1-2027	100,000	104,750

Carrizo Oil & Gas Incorporated	8.25	7-15-2025	150,000	145,500

Carrizo Oil & Gas Incorporated	6.25	4-15-2023	25,000	23,913

Cheniere Corpus Christi Holdings LLC	5.13	6-30-2027	125,000	137,969

Cheniere Energy Partners LP	5.25	10-1-2025	525,000	542,719

Cheniere Energy Partners LP	5.63	10-1-2026	150,000	158,250

Continental Resources Incorporated	3.80	6-1-2024	100,000	101,306

Denbury Resources Incorporated	6.38	12-31-2024	81,000	46,173

Denbury Resources Incorporated 144A	7.75	2-15-2024	113,000	78,558

Denbury Resources Incorporated 144A	9.00	5-15-2021	75,000	68,250

Denbury Resources Incorporated 144A	9.25	3-31-2022	86,000	72,240

Enable Oklahoma Intrastate Transmission LLC 144A	6.25	3-15-2020	50,000	50,858

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  13

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

EnLink Midstream Partners LP	4.40%	4-1-2024	$300,000	$297,000

EnLink Midstream Partners LP	4.85	7-15-2026	325,000	318,500

Gulfport Energy Corporation	6.00	10-15-2024	200,000	145,500

Indigo Natural Resources LLC 144A	6.88	2-15-2026	25,000	20,625

Kinder Morgan Incorporated	6.50	9-15-2020	45,000	46,876

Kinder Morgan Incorporated	7.42	2-15-2037	90,000	113,255

Murphy Oil Corporation	4.20	12-1-2022	175,000	176,750

Murphy Oil Corporation	5.75	8-15-2025	15,000	15,183

Murphy Oil Corporation	6.88	8-15-2024	50,000	52,390

Nabors Industries Incorporated	0.75	1-15-2024	125,000	81,678

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	300,000	306,677

Rockies Express Pipeline LLC 144A	6.88	4-15-2040	200,000	221,160

Rockies Express Pipeline LLC 144A	7.50	7-15-2038	55,000	62,219

Rose Rock Midstream LP	5.63	7-15-2022	100,000	96,351

Rose Rock Midstream LP	5.63	11-15-2023	125,000	118,125

Sabine Pass Liquefaction LLC	5.63	2-1-2021	125,000	129,335

Sabine Pass Liquefaction LLC	6.25	3-15-2022	100,000	108,215

SemGroup Corporation	6.38	3-15-2025	275,000	259,875

SemGroup Corporation	7.25	3-15-2026	150,000	143,250

Southern Star Central Corporation 144A	5.13	7-15-2022	150,000	151,727

Southwestern Energy Company	7.50	4-1-2026	50,000	43,760

Southwestern Energy Company	7.75	10-1-2027	50,000	43,500

Summit Midstream Holdings LLC	5.75	4-15-2025	25,000	21,443

Tallgrass Energy Partners LP 144A	5.50	9-15-2024	700,000	682,500

Tesoro Logistics LP	6.38	5-1-2024	25,000	26,213

Ultra Resources Incorporated 144A	7.13	4-15-2025	425,000	25,500

Whiting Petroleum Corporation	1.25	4-1-2020	225,000	220,596

				5,678,212

Financials: 2.11%

Banks: 0.01%

Citigroup Incorporated	4.13	3-9-2021	5,000	5,106

Citigroup Incorporated	6.13	3-9-2028	10,000	11,925

				17,031

Consumer Finance: 1.01%

Ally Financial Incorporated	8.00	3-15-2020	203,000	208,684

FirstCash Incorporated 144A	5.38	6-1-2024	175,000	181,563

Jefferies Finance LLC 144A	6.25	6-3-2026	200,000	205,000

Navient Corporation	8.00	3-25-2020	175,000	180,250

Springleaf Finance Corporation	6.13	3-15-2024	50,000	54,500

Springleaf Finance Corporation	6.63	1-15-2028	125,000	137,188

Springleaf Finance Corporation	7.13	3-15-2026	125,000	142,563

Springleaf Finance Corporation	7.75	10-1-2021	25,000	27,313

Springleaf Finance Corporation	8.25	10-1-2023	65,000	76,050

				1,213,111

Diversified Financial Services: 0.77%

LPL Holdings Incorporated 144A	5.75	9-15-2025	875,000	920,938

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Insurance: 0.32%

AmWINS Group Incorporated 144A	7.75%	7-1-2026	$100,000	$105,000

HUB International Limited 144A	7.00	5-1-2026	125,000	126,875

USI Incorporated 144A	6.88	5-1-2025	150,000	149,250

				381,125

Health Care: 2.55%

Health Care Equipment & Supplies: 0.59%

Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	75,000	77,063

Hill-Rom Holdings Incorporated 144A	5.75	9-1-2023	25,000	25,813

Hologic Incorporated 144A	4.38	10-15-2025	250,000	255,625

Hologic Incorporated 144A	4.63	2-1-2028	125,000	129,219

Kinetics Concepts Incorporated 144A	7.88	2-15-2021	175,000	180,301

Surgery Center Holdings Incorporated 144A	6.75	7-1-2025	50,000	42,781

				710,802

Health Care Providers & Services: 1.56%

Acadia Healthcare Company Incorporated	6.50	3-1-2024	20,000	20,650

Centene Corporation 144A	5.38	6-1-2026	75,000	80,179

Centene Corporation	6.13	2-15-2024	25,000	26,200

CHS Incorporated	5.13	8-1-2021	300,000	300,000

Davita Incorporated	5.00	5-1-2025	125,000	125,156

Encompass Health Corporation	5.75	11-1-2024	23,000	23,288

HealthSouth Corporation	5.75	9-15-2025	75,000	78,844

MEDNAX Incorporated 144A	5.25	12-1-2023	50,000	50,250

MEDNAX Incorporated 144A	6.25	1-15-2027	75,000	73,500

MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	325,000	290,488

MPT Operating Partnership LP	4.63	8-1-2029	50,000	52,000

MPT Operating Partnership LP	5.00	10-15-2027	100,000	106,750

MPT Operating Partnership LP	5.25	8-1-2026	150,000	158,483

MPT Operating Partnership LP	6.38	3-1-2024	25,000	26,188

NVA Holdings Company 144A	6.88	4-1-2026	25,000	26,695

Polaris Intermediate Corporation 144A	8.50	12-1-2022	50,000	42,000

Select Medical Corporation 144A	6.25	8-15-2026	100,000	104,050

Tenet Healthcare Corporation	4.63	7-15-2024	118,000	121,393

Tenet Healthcare Corporation 144A	4.88	1-1-2026	75,000	77,070

Tenet Healthcare Corporation 144A	5.13	11-1-2027	25,000	25,844

Vizient Incorporated 144A	6.25	5-15-2027	25,000	26,875

WellCare Health Plans Incorporated 144A	5.38	8-15-2026	25,000	26,656

				1,862,559

Health Care Technology: 0.27%

Change Healthcare Holdings Incorporated 144A	5.75	3-1-2025	325,000	327,100

Life Sciences Tools & Services: 0.02%

Charles River Laboratories Incorporated 144A	5.50	4-1-2026	25,000	26,748

Pharmaceuticals: 0.11%

Bausch Health Companies Incorporated 144A	7.00	1-15-2028	100,000	104,793

Bausch Health Companies Incorporated 144A	8.50	1-31-2027	25,000	27,750

				132,543

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  15

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Industrials: 2.44%

Aerospace & Defense: 0.24%

RBS Global & Rexnord LLC 144A	4.88%	12-15-2025	$275,000	$283,250

Airlines: 0.35%

Aviation Capital Group Corporation 144A	6.75	4-6-2021	100,000	106,818

BBA US Holdings Incorporated 144A	5.38	5-1-2026	300,000	313,500

				420,318

Commercial Services & Supplies: 1.12%

ACCO Brands Corporation 144A	5.25	12-15-2024	25,000	25,656

Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	300,000	314,250

Aramark Services Incorporated 144A	5.00	4-1-2025	25,000	25,829

Aramark Services Incorporated	5.13	1-15-2024	10,000	10,311

Covanta Holding Corporation	5.88	3-1-2024	185,000	190,088

Covanta Holding Corporation	5.88	7-1-2025	75,000	78,188

Covanta Holding Corporation	6.00	1-1-2027	125,000	130,000

KAR Auction Services Incorporated 144A	5.13	6-1-2025	550,000	566,500

				1,340,822

Electrical Equipment: 0.11%

Resideo Funding Incorporated 144A	6.13	11-1-2026	125,000	132,813

Machinery: 0.43%

Harsco Corporation 144A	5.75	7-31-2027	25,000	25,906

Stevens Holding Company Incorporated 144A	6.13	10-1-2026	250,000	260,000

Trimas Corporation 144A	4.88	10-15-2025	225,000	227,813

				513,719

Trading Companies & Distributors: 0.19%

Fortress Transportation and Infrastructure Investors LLC 144A	6.50	10-1-2025	225,000	231,750

Information Technology: 2.81%

Communications Equipment: 0.05%

CommScope Technologies Finance LLC 144A	6.00	6-15-2025	75,000	66,938

Electronic Equipment, Instruments & Components: 0.02%

MTS Systems Corporation 144A	5.75	8-15-2027	25,000	26,125

IT Services: 0.87%

Cardtronics Incorporated 144A	5.50	5-1-2025	325,000	325,000

Gartner Incorporated 144A	5.13	4-1-2025	350,000	367,059

Infor US Incorporated	6.50	5-15-2022	50,000	50,813

Zayo Group LLC 144A	5.75	1-15-2027	75,000	76,500

Zayo Group LLC	6.38	5-15-2025	214,000	220,153

				1,039,525

Software: 0.75%

CDK Global Incorporated	4.88	6-1-2027	25,000	25,831

CDK Global Incorporated	5.00	10-15-2024	50,000	52,625

CDK Global Incorporated 144A	5.25	5-15-2029	25,000	25,813

CDK Global Incorporated	5.88	6-15-2026	25,000	26,553

Fair Isaac Corporation 144A	5.25	5-15-2026	400,000	426,000

IQVIA Incorporated 144A	5.00	5-15-2027	150,000	158,438

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Software (continued)

SS&C Technologies Incorporated 144A	5.50%	9-30-2027	$100,000	$105,000

Symantec Corporation 144A	5.00	4-15-2025	75,000	75,500

				895,760

Technology Hardware, Storage & Peripherals: 1.12%

Dell International LLC 144A	5.88	6-15-2021	250,000	254,132

Dell International LLC 144A	7.13	6-15-2024	525,000	553,466

NCR Corporation	5.88	12-15-2021	15,000	15,155

NCR Corporation	6.38	12-15-2023	500,000	515,590

				1,338,343

Materials: 1.41%

Chemicals: 0.02%

Valvoline Incorporated	5.50	7-15-2024	25,000	26,000

Containers & Packaging: 1.28%

Ball Corporation	4.88	3-15-2026	50,000	54,750

Ball Corporation	5.25	7-1-2025	40,000	44,900

Berry Global Escrow Corporation 144A	5.63	7-15-2027	100,000	105,000

Berry Global Incorporated	5.13	7-15-2023	50,000	51,250

Berry Global Incorporated	6.00	10-15-2022	65,000	66,219

Crown Americas Capital Corporation VI	4.75	2-1-2026	75,000	78,750

Crown Cork & Seal Company Incorporated	7.38	12-15-2026	155,000	188,325

Flex Acquisition Company Incorporated 144A	6.88	1-15-2025	175,000	157,500

Flex Acquisition Company Incorporated 144A	7.88	7-15-2026	75,000	67,875

Owens-Brockway Glass Container Incorporated 144A	5.38	1-15-2025	50,000	51,750

Owens-Brockway Glass Container Incorporated 144A	5.88	8-15-2023	50,000	53,250

Owens-Illinois Incorporated 144A	6.38	8-15-2025	350,000	374,500

Reynolds Group Issuer Incorporated 144A	5.13	7-15-2023	125,000	128,506

Sealed Air Corporation 144A	5.13	12-1-2024	100,000	107,125

				1,529,700

Metals & Mining: 0.11%

Novelis Corporation 144A	5.88	9-30-2026	100,000	105,625

Novelis Corporation 144A	6.25	8-15-2024	25,000	26,188

				131,813

Real Estate: 1.55%

Equity REITs: 1.55%

CoreCivic Incorporated	4.63	5-1-2023	35,000	33,775

CoreCivic Incorporated	5.00	10-15-2022	125,000	123,750

Equinix Incorporated	5.75	1-1-2025	125,000	130,313

Equinix Incorporated	5.88	1-15-2026	125,000	132,969

ESH Hospitality Incorporated 144A	5.25	5-1-2025	375,000	387,656

Iron Mountain Incorporated 144A	4.38	6-1-2021	125,000	125,938

Iron Mountain Incorporated 144A	5.38	6-1-2026	100,000	103,250

Iron Mountain Incorporated	6.00	8-15-2023	267,000	273,008

Sabra Health Care LP	5.38	6-1-2023	75,000	76,031

SBA Communications Corporation	4.88	7-15-2022	75,000	76,170

The Geo Group Incorporated	5.13	4-1-2023	50,000	44,938

The Geo Group Incorporated	5.88	1-15-2022	135,000	130,613

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  17

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)

The Geo Group Incorporated	5.88%	10-15-2024	$175,000	$154,000

The Geo Group Incorporated	6.00	4-15-2026	75,000	64,875

				1,857,286

Utilities: 2.05%

Electric Utilities: 0.32%

NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	125,000	128,438

NextEra Energy Operating Partners LP 144A	4.25	9-15-2024	25,000	25,925

NextEra Energy Operating Partners LP 144A	4.50	9-15-2027	225,000	231,188

				385,551

Gas Utilities: 0.09%

AmeriGas Partners LP	5.75	5-20-2027	75,000	79,358

Suburban Propane Partners LP	5.88	3-1-2027	25,000	25,281

				104,639

Independent Power & Renewable Electricity Producers: 1.64%

NSG Holdings LLC 144A	7.75	12-15-2025	362,963	389,278

Pattern Energy Group Incorporated 144A	5.88	2-1-2024	575,000	595,125

TerraForm Global Operating LLC 144A	6.13	3-1-2026	125,000	128,438

TerraForm Power Operating LLC 144A	4.25	1-31-2023	350,000	358,628

TerraForm Power Operating LLC 144A	5.00	1-31-2028	275,000	286,349

TerraForm Power Operating LLC 144A	6.63	6-15-2025	200,000	211,000

				1,968,818

Total Corporate Bonds and Notes (Cost $36,788,602)				37,299,436

Loans: 1.31%

Communication Services: 0.37%

Media: 0.37%

Ancestry.com Incorporated ‡<	0.00	8-16-2026	373,528	368,859

Hubbard Radio LLC (1 Month LIBOR +3.50%) ±	5.62	3-28-2025	72,669	72,382

				441,241

Consumer Discretionary: 0.41%

Hotels, Restaurants & Leisure: 0.41%

CCM Merger Incorporated (1 Month LIBOR +2.25%) ±	4.36	8-8-2021	39,470	39,470

Montreign Operating Company LLC (3 Month LIBOR +8.25%) ±‡	10.37	1-24-2023	518,342	456,141

				495,611

Energy: 0.32%

Energy Equipment & Services: 0.06%

Hornbeck Offshore Services Incorporated	9.50	2-5-2025	102,000	71,060

Oil, Gas & Consumable Fuels: 0.26%

Encino Acquisition Partners Holdings LLC (1 Month LIBOR +6.75%) ±‡	8.86	10-29-2025	75,000	52,500

EPIC Crude Services LP (6 Month LIBOR +5.00%) ±	7.09	3-2-2026	200,000	192,250

Ultra Resources Incorporated (1 Month LIBOR +3.75%) ±	5.90	4-12-2024	99,860	66,962

				311,712

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Financials: 0.10%

Diversified Financial Services: 0.10%

Resolute Investment Managers Incorporated (3 Month LIBOR +7.50%) ±‡	9.76%	4-30-2023	$125,000	$124,688

Industrials: 0.07%

Commercial Services & Supplies: 0.07%

Advantage Sales & Marketing LLC (3 Month LIBOR +6.50%) ±	8.83	7-25-2022	91,664	77,731

Real Estate: 0.04%

Real Estate Management & Development: 0.04%

Capital Automotive LP (1 Month LIBOR +6.00%) ±	8.12	3-24-2025	47,038	47,068

Total Loans (Cost $1,744,923)				1,569,111

	Dividend yield		Shares
Preferred Stocks: 3.75%

Utilities: 3.75%

Electric Utilities: 1.67%

NSTAR Electric Company	4.78		11,830	1,199,207

Union Electric Company	4.56		8,000	806,960

				2,006,167

Multi-Utilities: 2.08%

Integrys Holding Incorporated (3 Month LIBOR +3.22%) ±	6.00		42,624	1,150,848

Sempra Energy	5.75		50,000	1,340,000

				2,490,848

Total Preferred Stocks (Cost $4,398,428)				4,497,015

		Expiration date
Rights: 0.02%

Utilities: 0.02%

Independent Power & Renewable Electricity Producers: 0.02%

Vistra Energy Corporation †		12-31-2046	23,978	19,182

Total Rights (Cost $24,970)				19,182

	Interest rate	Maturity date	Principal
Yankee Corporate Bonds and Notes: 2.55%

Communication Services: 0.22%

Diversified Telecommunication Services: 0.03%

Intelsat Luxembourg SA	8.13	6-1-2023	$50,000	39,750

Media: 0.19%

Nielsen Holding and Finance BV 144A	5.00	2-1-2025	200,000	197,500

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	30,000	30,087

				227,587

Energy: 0.55%

Energy Equipment & Services: 0.16%

Valaris plc	5.75	10-1-2044	380,000	190,000

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  19

Portfolio of investments—August 31, 2019

	Interest rate	Maturity date	Principal	Value
Oil, Gas & Consumable Fuels: 0.39%

Baytex Energy Corporation 144A	5.13%	6-1-2021	$125,000	$123,750

Baytex Energy Corporation 144A	5.63	6-1-2024	175,000	162,750

Griffin Coal Mining Company Limited 144A†(a)	9.50	12-1-2016	61,991	0

Rockpoint Gas Storage 144A	7.00	3-31-2023	175,000	177,363

				463,863

Financials: 0.61%

Banks: 0.04%

Intelsat Connect Finance Company 144A	9.50	2-15-2023	50,000	44,500

Diversified Financial Services: 0.57%

Intelsat Jackson Holdings SA	5.50	8-1-2023	495,000	450,450

Intelsat Jackson Holdings SA 144A	8.50	10-15-2024	150,000	148,875

Trivium Packaging Finance BV 144A	5.50	8-15-2026	50,000	52,875

Trivium Packaging Finance BV 144A	8.50	8-15-2027	25,000	26,875

				679,075

Health Care: 0.57%

Pharmaceuticals: 0.57%

Bausch Health Companies Incorporated 144A	5.50	3-1-2023	83,000	83,830

Bausch Health Companies Incorporated 144A	5.50	11-1-2025	50,000	52,437

Bausch Health Companies Incorporated 144A	5.88	5-15-2023	180,000	182,250

Bausch Health Companies Incorporated 144A	6.13	4-15-2025	200,000	206,000

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	25,000	25,883

Bausch Health Companies Incorporated 144A	7.00	3-15-2024	50,000	52,808

Teva Pharmaceutical Finance BV	4.10	10-1-2046	125,000	80,313

				683,521

Industrials: 0.45%

Commercial Services & Supplies: 0.37%

Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	425,000	442,531

Electrical Equipment: 0.08%

Sensata Technologies BV 144A	5.00	10-1-2025	20,000	21,200

Sensata Technologies BV 144A	6.25	2-15-2026	74,000	78,604

				99,804

Materials: 0.15%

Containers & Packaging: 0.13%

Ardagh Packaging Finance plc 144A	4.63	5-15-2023	100,000	102,346

OI European Group BV 144A	4.00	3-15-2023	50,000	50,375

				152,721

Metals & Mining: 0.02%

ArcelorMittal SA	6.25	2-25-2022	25,000	27,133

Total Yankee Corporate Bonds and Notes (Cost $3,131,182)				3,050,485

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utilities and High Income Fund

Portfolio of investments—August 31, 2019

	Yield	Shares	Value
Short-Term Investments: 5.32%

Investment Companies: 5.32%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.04%	6,380,919	$6,380,919

Total Short-Term Investments (Cost $6,380,919)			6,380,919

Total investments in securities (Cost $130,197,033)	120.31%	144,154,964

Other assets and liabilities, net	(20.31)	(24,335,309)

Total net assets	100.00%	$119,819,655

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliates of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	16,883,118	88,139,840	98,642,039	6,380,919	$0	$0	$174,038	$6,380,919	5.32%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  21

Statement of assets and liabilities—August 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $123,816,114)	$137,774,045
Investments in affiliated securities, at value (cost $6,380,919)	6,380,919
Foreign currency, at value (cost $1,373,752)	1,345,139
Receivable for investments sold	2,585,483
Receivable for dividends and interest	1,378,712
Prepaid expenses and other assets	5,148

Total assets	149,469,446

Liabilities
Secured borrowing payable	22,000,000
Payable for investments purchased	6,828,944
Dividends payable	694,706
Advisory fee payable	76,546
Administration fee payable	6,379
Trustees’ fees and expenses payable	678
Accrued expenses and other liabilities	42,538

Total liabilities	29,649,791

Total net assets	$119,819,655

Net assets consist of
Paid-in capital	$114,139,703
Total distributable earnings	5,679,952

Total net assets	$119,819,655

NET ASSET VALUE PER SHARE
Based on $119,819,655 divided by 9,262,729 shares issued and outstanding (unlimited number of shares authorized)	$12.94

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Utilities and High Income Fund

Statement of operations—year ended August 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $641,399)	$6,894,715
Interest (net of foreign interest withholding taxes of $443)	2,452,962
Income from affiliated securities	174,038

Total investment income	9,521,715

Expenses
Advisory fee	826,812
Administration fee	68,901
Custody and accounting fees	39,887
Professional fees	67,810
Shareholder report expenses	69,834
Trustees’ fees and expenses	21,592
Transfer agent fees	62,800
Interest expense	684,225
Other fees and expenses	40,884

Total expenses	1,882,745

Net investment income	7,638,970

Realized and unrealized gains (losses) on investments
Net realized losses on investments	(1,760,216)
Net change in unrealized gains (losses) on investments	7,158,415

Net realized and unrealized gains (losses) on investments	5,398,199

Net increase in net assets resulting from operations	$13,037,169

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  23

Statement of changes in net assets

	Year ended August 31, 2019	Year ended August 31, 2018[1]

Operations
Net investment income	$7,638,970	$7,795,193
Net realized gains (losses) on investments	(1,760,216)	5,508,086
Net change in unrealized gains (losses) on investments	7,158,415	(14,710,267)

Net increase (decrease) in net assets resulting from operations	13,037,169	(1,406,988)

Distributions to shareholders from
Net investment income and net realized gains	(7,826,021)	(8,326,250)
Tax basis return of capital	(506,304)	0

Total distributions to shareholders	(8,332,325)	(8,326,250)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	122,415	32,862

Total increase (decrease) in net assets	4,827,259	(9,700,376)

Net assets
Beginning of period	114,992,396	124,692,772

End of period	$119,819,655	$114,992,396

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at August 31, 2018 was $639,518. The disaggregated distributions information for the year ended August 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Utilities and High Income Fund

Statement of cash flows—year ended August 31, 2019

Cash flows from operating activities:
Net increase in net assets resulting from operations	$13,037,169

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of long-term securities	(196,289,363)
Proceeds from the sales of long-term securities	182,107,608
Amortization	44,029
Purchases and sales of short-term securities, net	10,502,199
Increase in receivable for investments sold	(2,585,483)
Increase in receivable for dividends and interest	(42,175)
Decrease in prepaid expenses and other assets	76,704
Increase in payable for investments purchased	6,828,944
Increase in trustees’ fees and expenses payable	1,945
Decrease in advisory fee payable	(50)
Decrease in administration fee payable	(4)
Decrease in accrued expenses and other liabilities	(6,700)
Litigation payments received	39,559
Net realized losses on investments	1,760,216
Net change in unrealized gains (losses) on investments	(7,158,415)

Net cash provided by operating activities	8,316,183

Cash flows from financing activities:
Cash distributions paid	(8,209,181)

Net cash used in financing activities	(8,209,181)

Net increase in cash	107,002

Cash (including foreign currency):
Beginning of period	$1,238,137

End of period	$1,345,139

Supplemental cash disclosure
Cash paid for interest	$689,658

Supplemental non-cash financing disclosure
Reinvestment of dividends	$122,415

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utilities and High Income Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.43	$13.48	$12.75	$12.44	$13.83
Net investment income	0.80	0.85	0.88	0.86	0.91
Net realized and unrealized gains (losses) on investments	0.61	(1.00)	0.75	0.35	(1.40)

Total from investment operations	1.41	(0.15)	1.63	1.21	(0.49)
Distributions to shareholders from
Net investment income	(0.85)	(0.90)	(0.90)	(0.90)	(0.90)
Tax basis return of capital	(0.05)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.90)	(0.90)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$12.94	$12.43	$13.48	$12.75	$12.44
Market value, end of period	$13.03	$12.65	$13.34	$12.93	$10.89
Total return based on market value[1]	10.70%	1.85%	10.80%	27.83%	(9.11)%
Ratios to average net assets (annualized)
Net expenses[2]	1.63%	1.42%	1.24%	1.19%	1.19%
Net investment income	6.60%	6.51%	6.91%	6.83%	6.88%
Supplemental data
Portfolio turnover rate	131%	109%	73%	85%	61%
Net assets, end of period (000s omitted)	$119,820	$114,992	$124,693	$117,800	$114,848

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$22,000
Asset coverage per $1,000 of borrowing, end of period	$6,446	$6,227	$6,668	$6,355	$6,220

[1]

Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

[2]	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Year ended August 31, 2019	0.59%
Year ended August 31, 2018	0.46%
Year ended August 31, 2017	0.29%
Year ended August 31, 2016	0.21%
Year ended August 31, 2015	0.16%

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On August 31, 2019, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise

Wells Fargo Utilities and High Income Fund  |  27

Notes to financial statements

from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of August 31, 2019, the aggregate cost of all investments for federal income tax purposes was $130,420,584 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,089,425

Gross unrealized losses	(3,355,045)

Net unrealized gains	$13,734,380

28  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements

As of August 31, 2019, the Fund had capital loss carryforwards which consist of $7,281,099 in short-term capital losses.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of August 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$8,941,609	$0	$0	$8,941,609

Energy	2,182,163	0	0	2,182,163

Utilities	80,215,044	0	0	80,215,044

Corporate bonds and notes	0	37,299,436	0	37,299,436

Loans	0	566,923	1,002,188	1,569,111

Preferred stocks

Utilities	2,490,848	2,006,167	0	4,497,015

Rights

Utilities	0	19,182	0	19,182

Yankee corporate bonds and notes	0	3,050,485	0	3,050,485

Short-term investments

Investment companies	6,380,919	0	0	6,380,919

Total assets	$100,210,583	$42,942,193	$1,002,188	$144,154,964

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended August 31, 2019, the Fund had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo) and Crow Point Partners, LLC (which is not an affiliate of Funds Management) are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Wells Fargo Utilities and High Income Fund  |  29

Notes to financial statements

Administration fee

Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $18,920,471 and $12,534,046 in interfund purchases and sales, respectively, during the year ended August 31, 2019.

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the years ended August 31, 2019 and August 31, 2018, the Fund issued 9,715 and 2,581 shares, respectively.

Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 10% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the year ended August 31, 2019, the Fund did not repurchase any of its shares under the open-market share repurchase program.

6. BORROWINGS

The Fund has borrowed $22,000,000 through a revolving credit facility administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25,000,000 with no specific contract expiration date but the Facility can be terminated upon 180 days’ notice. The Fund is charged interest at London Interbank Offered Rate (LIBOR) plus 0.70% and a commitment fee of 0.30% of the average daily unutilized amount of the commitment which may be waived if the amount drawn on the Facility is over 75% of the committed amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at August 31, 2019 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.

During the year ended August 31, 2019, the Fund had average borrowings outstanding of $22,000,000 at an average interest rate of 3.12% and paid interest in the amount of $684,225, which represents 0.59% of its average daily net assets.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2019 were $178,582,479 and $168,031,484, respectively.

As of August 31, 2019, the Fund had unfunded term loan commitments of $369,793.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended August 31, 2019 and August 31, 2018 were as follows:

	Year ended August 31

	2019	2018

Ordinary income	$7,826,021	$8,326,250

Tax basis return of capital	506,304	0

As of August 31, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward

$13,696,553	$(7,281,099)

30  |  Wells Fargo Utilities and High Income Fund

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. Distributions to shareholders for the year ended August 31, 2018 consisted of $8,326,250 from net investment income.

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utilities companies and, therefore, would be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in the industry.

10. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Fund adopted the change in accounting policy which did not have a material impact to the Fund’s financial statements.

12. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Per share amount

August 14, 2019	September 13, 2019	October 1, 2019	$0.07500

September 27, 2019	October 16, 2019	November 1, 2019	0.07840

These distributions are not reflected in the accompanying financial statements.

13. SUBSEQUENT EVENTS

Effective October 15, 2019, WellsCap replaced Crow Point Partners, LLC as a subadviser to the equity sleeve of the Fund and the subadvisory fee paid to WellsCap increased from 0.20% to 0.40% of the Fund’s average daily total assets. The Fund’s advisory fee paid to Funds Management also decreased from 0.60% to 0.50% of the Fund’s average daily total assets. The Fund’s investment strategy was also modified to no longer emphasize investments in telecommunications companies and the Fund will no longer focus on convertible debentures. In addition, the Fund’s Board of Trustees approved a managed distribution plan, effective beginning with the monthly distribution declared in September 2019.

As of October 4, 2019, a plan of reorganization was approved for Bristow Group Inc. which had filed for Chapter 11 on May 11, 2019. The Fund entered into a Backstop Commitment Agreement (“BCA”) with Bristow Group Inc. with respect to its debt investment in the issuer. Under the terms of the BCA dated July 24, 2019, the Fund agreed to fully exercise subscription rights that are issued to it pursuant to an Unsecured Rights Offering. The Unsecured Rights Offering entitles the Fund to purchase new common stock, preferred stock and additional rights of Bristow Group Inc. in exchange for writing off the debt held by the Fund as of August 31, 2019. The Unsecured Rights Offering is expected to take place on November 1, 2019. As a result of the reorganization, the Fund will write off the Bristow Group Inc. debt valued at $63,000 as of August 31, 2019 and the Fund expects to acquire rights with a purchase price of $510,126, which is subject to change until the effective date of the transaction.

Wells Fargo Utilities and High Income Fund  |  31

Report of independent registered public accounting firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WELLS FARGO UTILITIES AND HIGH INCOME FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Utilities and High Income Fund (the Fund), including the portfolio of investments, as of August 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

October 28, 2019

32  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 35.95% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $4,002,256 of income dividends paid during the fiscal year ended August 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2019, $2,035,428 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers1 listed below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Class I - Non-Interested Trustees to serve until 2020 Annual Meeting of Shareholders

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Class II - Non-Interested Trustees to serve until 2021 Annual Meeting of Shareholders

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

34  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Class III - Non-Interested Trustees to serve until 2019 Annual Meeting of Shareholders

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee[2] (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy[3] (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]	Michelle Rhee became Chief Legal Officer effective October 22, 2019.

[3]	Catherine Kennedy became Secretary effective October 22, 2019.

36  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Utilities and High Income Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Utilities and High Income Fund (the “Fund”) must determine whether to approve the continuation of the Fund’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”), (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with Crow Point Partners, LLC (“Crow Point”). The investment advisory agreement with Funds Management and the investment sub-advisory agreements with WellsCap and Crow Point (each, a “Sub-Adviser” and together, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Board considered the continuation of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and WellsCap are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and WellsCap, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount and share repurchase program, as well as shareholder relations activities. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Utilities and High Income Fund  |  37

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a custom peer group that included funds selected by Broadridge Inc. (“Broadridge”) and additional funds that were determined by Funds Management to be similar to the Fund (the “Custom Peer Group”), and in comparison to the Fund’s benchmark index and to other comparative data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Custom Peer Group and discussed the limitations inherent in the use of other peer groups. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Custom Peer Group for all periods under review except for the period since inception. The Board also noted that the investment performance of the Fund was lower than its benchmark, the ERH Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, and custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in the Custom Peer Group and in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Broadridge Group”, and together with the Custom Peer Group, the “Expense Groups”). Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge and Funds Management to select the funds in the Expense Groups, and an explanation from Broadridge of how funds comprising Broadridge expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratios of the Expense Groups.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Management Rate of the Fund with those of other funds in the Expense Groups at a common asset level. The Board noted that the Management Rate of the Fund was lower than the average rates for both Expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and WellsCap, the Board ascribed limited relevance to the allocation of the advisory fee between them. The Board also considered that the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rate and each Sub-Advisory Agreement Rate was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that WellsCap’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis. The Board did not consider profitability with respect to Crow Point, as the sub-advisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

38  |  Wells Fargo Utilities and High Income Fund

Other information (unaudited)

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services, the difficulties of calculating economies of scale on an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders. The Board also noted that it would have opportunities to revisit the Management Rate as part of future contract reviews.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, and Crow Point as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers and commissions earned by affiliated brokers from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, or Crow Point were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period and determined that the compensation payable to Funds Management and the Sub-Advisers is reasonable.

Wells Fargo Utilities and High Income Fund  |  39

Other information (unaudited)

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

40  |  Wells Fargo Utilities and High Income Fund

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, Kentucky 40233

1-800-730-6001

Website: wfam.com

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405810 10-19

AUHIF/AR134 08-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period, covered by the report, Wells Fargo Utilities and High Income Fund has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended August 31, 2019	Fiscal year ended August 31, 2018
Audit fees	$52,130	$51,848
Audit-related fees	—	—
Tax fees (1)	4,270	4,245
All other fees	—	—

	$56,400	$55,729

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the Wells Fargo Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Wells Fargo Utilities and High Income Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Wells Fargo Utilities and High Income Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Wells Fargo Utilities and High Income Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of:

William R. Ebsworth

Jane A. Freeman

Isaiah Harris, Jr.

Judith M. Johnson

David F. Larcker

Olivia S. Mitchell

Timothy J. Penny

James G. Polisson

.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Wells Fargo Utilities and High Income Fund is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES EFFECTIVE

JANUARY 1, 2019

Scope of Policies and Procedures.    These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Global Dividend Opportunity Fund, Wells Fargo Income Opportunities Fund, Wells Fargo Multi-Sector Income Fund, and Wells Fargo Utilities and High Income Fund (the “Trusts”) (hereafter, all series of the Trusts and all Trusts not having separate series are referred to as the “Funds”).

Voting Philosophy. The Funds have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer, and with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership activism, the Funds support sound corporate governance practices within companies in which they invest.

Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Wells Fargo Funds Management, LLC (“Funds Management”). Funds Management has adopted the Wells Fargo Asset Management Proxy Voting Policies and Procedures (the “WFAM Procedures”). The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the

Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the WFAM Procedures and the proxy voting process. In addition, Funds Management will provide the Board with advance notification of future proposed material changes to the WFAM Procedures.

Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at https://www.wellsfargofunds.com/ and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at https://www.wellsfargofunds.com/ or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

1. The name of the issuer of the portfolio security;

2. The exchange ticker symbol of the portfolio security;

3. The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

4. The shareholder meeting date;

5. A brief identification of the matter voted on;

6. Whether the matter was proposed by the issuer or by a security holder;

7. Whether the Fund cast its vote on the matter;

8. How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

9. Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.	WITHHOLD

THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.	WITHHOLD

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.	WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

1. an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST

2. there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.	FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.	AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.	AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified	AGAINST

individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.	AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR

3. there is clear evidence of past abuse of the authority; or	AGAINST

4. the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.	AGAINST

Among the plan features that may result in a vote against the plan are:	AGAINST

5. plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply a premium on full value awards for the past three fiscal years.	AGAINST

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.	FOR

THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.	CASE-BY-CASE

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.	FOR

THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.	FOR

THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.	FOR

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	AGAINST

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	CASE-BY-CASE

For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.	FOR

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

6. the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

7.  arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

8.  guarantees of benefits if a key employee voluntarily terminates;

9.  guarantees of benefits to employees lower than very senior management; and

10.  indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.	AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

11.  anticipated financial and operating benefits;

12.  offer price (cost versus premium);

13.  prospects for the combined companies;

14.  how the deal was negotiated;

15.  changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis. Proposals may include, and are not limited to, the following issues:	CASE-BY-CASE

16.  eliminating the need for annual meetings of mutual fund shareholders;

17.  entering into or extending investment advisory agreements and management contracts;

18.  permitting securities lending and participation in repurchase agreements;

19.  changing fees and expenses; and

20.  changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Kent Newcomb

Mr. Newcomb is a portfolio manager for the WFAM Compass Equity team. In this capacity, he manages the managed diversified stock income plan portfolio. Kent began his investment industry career as an equity analyst for A. G. Edwards. Prior to assuming his current duties, he had research responsibility for the firm’s DSIP list and the industrials and utilities sectors. He earned a bachelor’s degree in economics from Northwestern University and a master’s degree in business administration with an emphasis in finance from Washington University. Kent has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Institute and CFA Society St. Louis.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is currently managing director, senior portfolio manager with the Sutter High Yield Fixed Income team at Wells Capital Management. Niklas joined the Sutter High Yield Fixed Income team of Wells Capital Management in February 2003 as investment strategist. Niklas began his investment career in 1991 and has managed portfolios ranging from quantitative-based and tactical asset allocation strategies to credit driven portfolios. Previous to joining Sutter, Niklas was at Barclays Global Investors (BGI) from 1996-2002 where he was a principal. At BGI, he worked on their international and emerging markets equity strategies after having managed their asset allocation products. Prior to this, Niklas was a quantitative analyst at Fidelity and a portfolio manager and group leader at Mellon Capital Management. He earned a bachelor’s degree in economics from the University of California, Berkeley, and has earned the right to use the CFA designation.

Jack Spudich, CFA

Mr. Spudich is a senior portfolio manager and team leader of the WFAM Compass Equity team. Before joining predecessor firm A. G. Edwards, where he began his investment industry career, Jack was a certified public accountant and audit manager for an international accounting firm. He earned a bachelor’s degree in accountancy from the University of Illinois and has earned the right to use the Chartered Financial Analyst® (CFA®) designation. Jack is also a member of CFA Institute and CFA Society St. Louis.

Philip Susser

Mr. Susser is currently managing director, senior portfolio manager, and co-head of the Sutter High Yield Fixed Income team at Wells Capital Management. Philip joined the Sutter High Yield Fixed Income team as a senior research analyst in 2001. He has extensive research experience in the cable/satellite, gaming, hotels, restaurants, printing/publishing, telecom, REIT, lodging and distressed sectors. Philip’s investment experience began in 1995 spending three years as a securities lawyer at Cahill Gordon and Shearman & Sterling representing underwriters and issuers of high yield debt. Later, Philip evaluated venture investment opportunities for MediaOne Ventures before joining Deutsche Bank as a research analyst. He received his bachelor’s degree in economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent year ended August 31, 2019.

Kent Newcomb*

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0	$0	$0

performance based fee accounts:

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	7	4	12
Total assets of above accounts (millions)	$1,529.28	$30.837	$725.71

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Jack Spudich*
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Philip Susser
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	6	4	12
Total assets of above accounts (millions)	$1,508.04	$308.37	$725.71

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

*

Mr. Newcomb and Mr. Spudich each became portfolio managers of the Fund on October 15, 2019. The information presented in the table is as August 30, 2019, at which time Mr. Newcomb and Mr. Spudich were not portfolio managers of the Fund.

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2019:

Kent Newcomb	none
Niklas Nordenfelt	none
Jack Spudich	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Utilities and High Income Fund (the “Fund”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Fund is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Utilities and High Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	October 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Utilities and High Income Fund

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	October 28, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	October 28, 2019